UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2011
CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34693 (Commission File Number)	27-1200777 (I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 216 Palm Beach, Florida (Address of principal executive offices)	33480 (Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 16, 2011, Chatham Lodging Trust issued a press release announcing its results of operations for the three and twelve months ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press release dated February 16, 2011 (furnished pursuant to Item 2.02

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST
Date: February 18, 2011	By:	/s/ Dennis M. Craven
Dennis M. Craven
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated February 16, 2011